Norwest Bank Minnesota, N. A.
Corporate Trust Services           Morgan Stanley Capital I, Inc.
3 New York Plaza, 15th Floor       Commercial Mortgage Pass-Through Certificates
New York, NY 10004                 Series 1998-XL2


For Additional Information, please contact
Leslie Gaskill
(212)515-5254

Reports Available on the World Wide Web
@ www.ctslink.com/cmbs

Payment Date: 01/06/1999
Record Date: 12/31/1999







                           DISTRIBUTION DATE STATEMENT

                                  Table of Contents
STATEMENT SECTIONS                                               PAGE(s)

Certificate Distribution Detail                                     2
Certificate Factor Detail                                           3
Reconciliation Detail                                               4
Other Required Information                                          5
Ratings Detail                                                      6
Current Mortgage Loan and Property Stratification Tables            7
Mortgage Loan Detail                                                8
Principal Prepayment Detail                                         9
Historical Detail                                                  10
Delinquency Loan Detail                                            11
Specially Serviced Loan Detail                                  12-13
Modified Loan Detail                                               14
Liquidated Loan Detail                                             15

This report has been compiled from information provided to Norwest by various third parties, which may include the Servicer, Master Servicer, Special Servicer and others. Norwest has not independently confirmed the accuracy of information received from these third parties and assumes no duty to do so. Norwest expressly disclaims any responsibility for the accuracy or completeness of information furnished by third parties.



     Underwriter
Morgan Stanley & Co., Incorporated
1585 Broadway
New York, NY 10036
Contact:  General Information Number
Phone Number: (212) 761-4700


     Master Servicer
Midland Loan Services, Inc.
210 West 10th Street
Kansas City, MO  64105
Contact:  Brad Hauger
Phone Number:  (816) 435-5175


    Special Servicer
Midland Loan Services, Inc.
210 West 10th Street
Kansas City, MO  64105
Contact:  Brad Hauger
Phone Number:  (816) 435-5175

This report has been compiled from information provided to Norwest by various third parties, which may include the Servicer, Master Servicer, Special Servicer and others.Norwest has not independently confirmed the accuracy of information recieved from these third parties and assumes no duty to do so. Norwest expressly disclaims any responsibility for the accuracy or completeness of information furnished by third parties.


Copyright 1997, Norwest Bank Minnesota, N.A.



                      Certificate Distribution Detail

Class    CUSIP       Pass- Through      Original       Beginning            Principal
                         Rate           Balance        Balance            Distribution
A-1      61745MJE4        5.950000%    43,300,000.00    43,057,125.52       108,628.81
A-2      61745MJF1        6.170000%   467,121,000.00   467,121,000.00             0.00
B        61745MJH7        6.505211%    75,945,000.00    75,945,000.00             0.00
C        61745MJJ3        6.505211%    42,388,000.00    42,388,000.00             0.00
D        61745MJK0        6.505211%    45,920,000.00    45,920,000.00             0.00
E        61745MJL8        6.505211%    21,194,000.00    21,194,000.00             0.00
F        61745MJM6        5.950000%    10,597,702.00    10,597,702.00             0.00
Q          N/A            0.000000%             0.00             0.00             0.00
R          N/A            0.000000%             0.00             0.00             0.00
LR         N/A            0.000000%             0.00             0.00             0.00
Totals                                706,465,702.00   706,222,827.52       108,628.81


Class     CUSIP            Interest          Prepayment      Realized Loss/       Total
                           Distribution      Premiums        Additional Trust  Distribution
                                                             Fund Expenses

A-1      61745MJE4         213,491.58           0.00             0.00         322,120.39
A-2      61745MJF1       2,401,780.48           0.00             0.00       2,401,780.48
B        61745MJH7         411,698.55           0.00             0.00         411,698.55
C        61745MJJ3         229,785.74           0.00             0.00         229,785.74
D        61745MJK0         248,932.74           0.00             0.00         248,932.74
E        61745MJL8         114,892.87           0.00             0.00         114,892.87
F        61745MJM6          52,546.94           0.00             0.00          52,546.94
Q          N/A                   0.00           0.00             0.00               0.00
R          N/A                   0.00           0.00             0.00               0.00
LR         N/A                   0.00           0.00             0.00               0.00
Totals                   3,673,128.90           0.00             0.00        3,781,757.71




                                           Current Subordination
Class     CUSIP         Ending Bal              Level(1)


A-1      61745MJE4       42,948,496.71           27.76%
A-2      61745MJF1      467,121,000.00           27.76%
B        61745MJH7       75,945,000.00           17.01%
C        61745MJJ3       42,388,000.00           11.01%
D        61745MJK0       45,920,000.00            4.50%
E        61745MJL8       21,194,000.00            1.50%
F        61745MJM6       10,597,702.00            0.00%
Q          N/A                    0.00            0.00%
R          N/A                    0.00            0.00%
LR         N/A                    0.00            0.00%
Totals                  706,114,198.71



(1)Calculated  by  taking  (A) the sum of the  ending  certificate  balance  of all classes less (B) the sum of (I) the ending certificate balance of the designated class and (ii) the  ending  certificate  balance  of all  classes  which are not subordinate to the designated class and dividing the result by (A).





                                            Original        Beginning
                      Pass-Through          Notional        Notional
Class     CUSIP       Rate                  Amount          Amount

 x       61745MJG9     0.283902%          706,465,702.00    706,222,827.52



                      Interest          Prepayment        Total                     Ending
Class      CUSIP      Distribution      Penalties         Distribution              Notional
                                                                                    Amount

 x       61745JG9     167,081.95          0.00            167,081.95             706,114,198.71







                        Certificate Factor Detail
                                                                                                  Realized Loss/
                            Beginning         Principal        Interest          Prepayment       Additional Trust   Ending
Class        CUSIP          Balance           Distribution     Distribution      Penalties        Fund Expenses      Balance

A-1          61745MJE4        994.39088961    2.50874850        4.93052148        0.00000000        0.00000000       991.88214111
A-2          61745MJF1      1,000.00000000    0.00000000        5.14166668        0.00000000        0.00000000     1,000.00000000
 B           61745MJH7      1,000.00000000    0.00000000        5.42100928        0.00000000        0.00000000     1,000.00000000
 C           61745MJJ3      1,000.00000000    0.00000000        5.42100925        0.00000000        0.00000000     1,000.00000000
 D           61745MJK0      1,000.00000000    0.00000000        5.42100915        0.00000000        0.00000000     1,000.00000000
 E           61745MJL8      1,000.00000000    0.00000000        5.42100925        0.00000000        0.00000000     1,000.00000000
 F           61745MJM6      1,000.00000000    0.00000000        4.95833342        0.00000000        0.00000000     1,000.00000000
 Q              N/A             0.00000000    0.00000000        0.00000000        0.00000000        0.00000000         0.00000000
 R              N/A             0.00000000    0.00000000        0.00000000        0.00000000        0.00000000         0.00000000
LR              N/A             0.00000000    0.00000000        0.00000000        0.00000000        0.00000000         0.00000000



                                Beginnning                                            Ending
                                Notional          Interest          Prepayment        Notional
Class         CUSIP             Amount            Distribution      Penalties         Amount

 X            61745MJG9          999.65621193      0.23650398       0.00000000      999.50244819




                         Reconciliation Detail

                           Advance Summary


P & I Advances Outstanding                                     0.00
Servicing Advances Outstanding                                 0.00
Reimbursement for Interest on Advances
paid from general collections                                  0.00


                            Servicing Fee Breakdowns

Current Period Accrued Servicing Fees                     14,712.98
Less Delinquent Servicing Fees
Less Reductions to Servicing Fees                              0.00
Plus Servicing Fees for Delinquent Payments Received           0.00
Plus Adjustments for Prior Servicing Calculation               0.00
Total Servicing Fees Collected                            14,712.98



                                                  Certificate Interest Reconciliation

Class     Interest      Excess            Realized        Previously Unpaid     Distributable  Distributable  Interest     Remaining
          Accrual     Prepayment          Losses/         Interest (including   Certificate    Certif. Int   Distribution    Unpaid
          Amount    Interest Shortfall  Expense Losses    interest thereon)      Interest      Adjustment                   Interest


 A-1      213,491.58      0.00                0.00                0.00          213,491.58        0.00         213,491.58      0.00
 A-2    2,401,780.48      0.00                0.00                0.00        2,401,780.48        0.00       2,401,780.48      0.00
  X       167,081.95      0.00                0.00                0.00          167,081.95        0.00         167,081.95      0.00
  B       411,698.55      0.00                0.00                0.00          411,698.55        0.00         411,698.55      0.00
  C       229,785.74      0.00                0.00                0.00          229,785.74        0.00         229,785.74      0.00
  D       248,932.74      0.00                0.00                0.00          248,932.74        0.00         248,932.74      0.00
  E       114,892.87      0.00                0.00                0.00          114,892.87        0.00         114,892.87      0.00
  F        52,546.94      0.00                0.00                0.00           52,546.94        0.00          52,546.94      0.00
Totals  3,840,210.85      0.00                0.00                0.00        3,840,210.85        0.00       3,840,210.85





                      Other Required Information

Available Funds                                                 3,948,839.66


Aggregate Number of Outstanding Mortgage Loans                             7
Aggregate Unpaid Principal Balance of the Mortgage Loans      706,114,199.17
Aggregate Stated principal balance of the Mortgage loans      706,114,199.17


Aggregate Amount of Service Fee                                    14,712.98
Aggregate Amount of Special Servicing Fee                               0.00
Aggregate Amount of Trustee Fee                                     1,765.56
Aggregate Trust Fund Expenses                                           0.00



Specially Serviced Loans not Delinquent
     Number of outstanding Loans                                           0
     Aggregate Unpaid Principal Balance                                 0.00




Appraisal Reduction Amount


                              Appraisal               Date Appraisal
Loan                          Reduction               Reduction
Number                        Effected                Effected

                                None

Total





                           Ratings Detail

                                               Original Ratings
  Class         Cusip             DCR             Fitch                Moody's       S&P

   A-1          61745MJE4        AAA               X                     X           AAA
   A-2          61745MJF1        AAA               X                     X           AAA
    X           61745MJG9        AAA               X                     X           AAAr
    B           61745MJH7         AA               X                     X            AA
    C           61745MJJ3          A               X                     X             A
    D           61745MJK0        BBB               X                     X           BBB
    E           61745MJL8        BBB-              X                     X           BBB-
    F           61745MJM6         BB               X                     X            BB-




                                                 Current Ratings(1)
Class         Cusip               DCR       Fitch    Moody's     S&P

A-1          61745MJE4              AAA        X         X        AAA
A-2          61745MJF1              AAA        X         X        AAA
 X           61745MJG9              AAA        X         X        AAAr
 B           61745MJH7               AA        X         X         AA
 C           61745MJJ3                A        X         X          A
 D           61745MJK0              BBB        X         X        BBB
 E           61745MJL8              BBB-       X         X        BBB-
 F           61745MJM6               BB        X         X         BB-


NR - Designates that the class was not rated by the above agency at the time of original issuance.
X - Designates that the above rating agency did not rate any classes in this transaction at the time of original issuance.
N/A - Data not available this period.

1) For any class not rated at the time of original issuance by any particular rating agency, no request has been made subsequent to issuance to obtain rating information, if any, from such rating agency. The current ratings were obtained directly from the applicable rating agency within 30 days of the payment date listed above. The ratings may have changed since they were obtained. Because the ratings may have changed, you may want to obtain current ratings directly from the rating agencies.


Duff & Phelps Credit Rating Co.
55 East Monroe Street
Chicago, Illinois 60603
(312) 368- 3100

Fitch IBCA, Inc.
One State Street Plaza
New York, New York 10004
(212) 908- 0500

Moodys Investors Service
99 Church Street
New York, New York 10007
(212) 553- 0300

Standard & Poors Rating Services
26 Broadway
New York, New York 10004
(212) 208- 8000







         Current Mortgage Loan and Property Stratification Tables


                                   STATE (3)

                                                     % Of
                          # of    Scheduled          Agg       WAM                  Weighted
     State                Props    Balance           Bal.      (2)      WAC         Avg DSCR(1)

     Alabama                2         6,432,450.00    0.91    117       6.2000        2.900000
   California               1       100,000,000.00   14.16    114       6.4400        1.930000
   Connecticut              2        28,761,000.00    4.07    117       6.2000        2.720000
     Florida                1         3,521,700.00    0.50    117       6.2000        2.900000
     Georgia                2        14,112,000.00    2.00    117       6.2000        2.900000
     Indiana                1         1,824,000.00    0.26    117       6.2000        2.720000
  Massachusetts             5        46,644,000.00    6.61    117       6.2000        2.720000
   Mississippi              8        15,440,700.00    2.19    117       6.2000        2.900000
 New Hampshire              1       105,000,000.00   14.87    117       6.9550        1.670000
    New York                2         3,233,000.00    0.46    117       6.2000        2.720000
 North Carolina             2         6,176,100.00    0.87    117       6.2000        2.900000
      Ohio                  4        35,887,000.00    5.08    117       6.2000        2.720000
 South Carolina             4         8,279,150.00    1.17    117       6.2000        2.900000
    Tennessee               1         8,651,000.00    1.23    117       6.2000        2.720000
      Texas                 1       155,000,000.00   21.95    117       6.4700        2.170000
    Virginia                3        82,918,114.11   11.74    116       6.4500        2.117616
   Washington               1        84,233,985.06   11.93    116       6.6800        1.730000
     Totals                41       706,114,199.17  100.00    116       6.4921        2.156172



                                   Property Type  (3)

     Property          # of       Scheduled          % of                            Weighted
       Type            Props.      Balance           Agg.        WAM       WAC       Avg DSCR(1)
                                    Bal.             (2)

   Anchored Retail       36       195,000,000.00     27.62       117       6.2000     2.784615
       Office             1        66,880,214.11      9.47       116       6.5100     1.930000
Regional "Mills" Mall     1       155,000,000.00     21.95       117       6.4700     2.170000
    Regional Mall         3       289,233,985.06     40.96       116       6.6969     1.777366
      Totals             41       706,114,199.17    100.00       116       6.4921     2.156172






(1) Debt service Coverage Ratios are calucated as described in the prospectus, values are updated periodically as new NOI figures become available from borrowers on an asset level.The Trustee makes no reprensentations as to the accuracy of the data provided by the borrower for this calculation.
(2) WAM is calculated based upon the Effective Maturiy Date
(3) Data in this table was calculated by allocating pro-rata the current loan information to the properties based upon the Cut-off Date






                         Mortgage Loan Detail


                                                                             Loan First     Effective   Maturity         Beginning
                                      Interest       Principal      Gross     Payment       Maturity     Date            Scheduled
  ODCR              Name              Payment        Payment        Coupon     Date         Date                         Balance


   1            Grapevine Mills         863,565.28         0.00       6.470%    8/12/1998  10/1/2008    9/1/2032     155,000,000.00
   2         Edens & Avant Pool I       667,361.11         0.00       6.200%    9/18/1998  10/1/2008   10/1/2028     125,000,000.00
   3         Mall of New Hampshire      628,847.92         0.00       6.955%    3/24/1998  10/1/2008    4/1/2028     105,000,000.00
   4          Westside Pavillion        554,555.56         0.00       6.440%    07/1/1998  07/1/2008    7/1/2031     100,000,000.00
   5            Northtown Mall          484,873.51    59,265.84       6.680%    08/4/1998  09/1/2008    9/1/2028      84,293,250.90
   6         Edens & Avant Pool II      373,722.22         0.00       6.200%    9/18/1998  10/1/2008   10/1/2028      70,000,000.00
   7            Crystal Park IV         375,196.05    49,362.97       6.510%    8/26/1998  09/1/2008    9/1/2028      66,929,577.08
               Totals                 3,948,121.65   108,628.81                                                      706,222,827.98






                                        Ending            Paid         Latest Financial               Res.             Mod.
                                       Scheduled          Thru            Statement        DSCR      Strat             Code
ODCR         Name                       Balance           Date               Date                     (2)              (3)

 1            Grapevine Mills          155,000,000.00      1/1/99           10/15/1998      2.17
 2         Edens & Avant Pool I        125,000,000.00      1/1/99           10/15/1998      2.72
 3         Mall of New Hampshire       105,000,000.00      1/1/99           10/15/1998      1.67
 4          Westside Pavillion         100,000,000.00      1/1/99           10/15/1998      1.93
 5            Northtown Mall            84,233,985.06      1/1/99           10/15/1998      1.73
 6         Edens & Avant Pool II        70,000,000.00      1/1/99           10/15/1998      2.90
 7            Crystal Park IV           66,880,214.11      1/1/99           10/15/1998      1.93
             Totals                    706,114,199.17




(2) Resolution Strategy Code
1- Modification
2- Foreclosure
3- Bankruptcy
4- Extension
5- Note Sale
6- DPO
7- REO
8- Resolved
9- Pending Return to Master Server
10- Deed In Lieu of Foreclosure

(3) Modification Code
1- Maturity Date Extension
2- Amortization Change
3- Principal Write- Off
4- Combination



Principal Payment Detail

No Principal Prepayments this Period


                            Historical Detail

Delinquencies

Distribution       30-59 Days         60-89 Days      90 Days or More       Foreclosure          REO            Modifications
Date             #       Balance    #      Balance   #     Balance         #      Balance     #     Balance    #     Balance
01/06/1999          0       $0.00      0       $0.00     0       $0.00        0       $0.00      0       $0.00    0       $0.00
12/03/1998          0       $0.00      0       $0.00     0       $0.00        0       $0.00      0       $0.00    0       $0.00
11/04/1998          0       $0.00      0       $0.00     0       $0.00        0       $0.00      0       $0.00    0       $0.00



Prepayments

Distribution      Curtailments           Payoff
Date            #     Amount         #    Amount
01/06/1999      0       $0.00        0       $0.00
12/03/1998      0       $0.00        0       $0.00
11/04/1998      0       $0.00        0       $0.00


Rate and Maturities

Distribution    Next Weighted Avg.           WAM
Date            Coupon        Remit
01/06/1999     6.492148%     6.464148%        116
12/03/1998     6.492165%     6.464165%        117
11/04/1998     6.492187%     6.464187%        118

Note: Foreclosure and REO Totals are excluded from the delinquencies aging categories.



                        Delinquency Loan Detail

                Offering          # of                      Current  Outstanding
Loan Number     Document         Months    Paid Through      P & I      P & I
            Cross- Reference     Delinq.       Date         Advances  Advances**

No delinquent Loans this period



              Status of   Resolution                               Current
Loan Number   Mortgage     Strategy   Servicing      Foreclosure  Servicing
               Loan(1)       Code    Transfer Date      Date       Advances


No Specially Serviced Loans this Period

                Outstanding
Loan Number      Servicing     Bankruptcy   REO
                 Advances          Date     Date


(1) Status of Mortgage Loan
A- Payment Not Received But Still in Grace Period
B- Late Payment But Less Than 1 Month Delinquent
0- Current
1- One Month Delinquent
2- Two Months Delinquent
3- Three Or More Months Delinquent
4- Assumed Scheduled Payment (Performing Matured Balloon)
7- Foreclosure
9- REO

(2) Resolution Strategy Code
1- Modification
2- Foreclosure
3- Bankruptcy
4- Extension
5- Note Sale
6- DPO
7- REO
8- Resolved
9- Pending Return to Master Servicer
10-Deed In Lieu Of Foreclosure

 ** Outstanding P & I Advances include the current period advance





                  Specially Serviced Loan Detail - Part 1


                 No Specially Serviced Loans this Period





                  Specially Serviced Loan Detail - Part 2




                   No Specially Serviced Loans this Period



                            Modified Loan Detail


                             No Modified Loans




                            Liquidated Loan Detail


                         No Liquidated Loans this Period